Commitments and Contingencies (Notes)	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

Operating Leases, Purchase Obligations and Other Commitments

Future minimum annual payments applicable to all non-cancellable operating leases and purchase obligations as of December 31, 2015, are as follows (in millions):

	Payments Due by Period
	2016	2017	2018	2019	2020	Thereafter	Total
Operating leases	$12	$10	$9	$8	$7	$63	$109
Purchase obligations	85	84	84	84	84	61	482
Total	$97	$94	$93	$92	$91	$124	$591

We have various cancellable and non-cancellable operating leases related to land, trucks, terminals, right-of-way permits and other operating facilities. In general, these leases have remaining primary terms up to 20 years and typically contain multiple renewal options. Total lease expense for all operating leases, including leases with a term of one month or less, was $10 million, $8 million and $6 million for the years ended December 31, 2015, 2014 and 2013, respectively. See Note 8 for information related to our capital leases. See Note 3 for a discussion of revenue recognized under agreements where TLLP is considered the lessor.

Our purchase obligations include enforceable and legally binding service agreement commitments that meet any of the following criteria: (1) they are non-cancellable, (2) we would incur a penalty if the agreement was canceled, or (3) we must make specified minimum payments even if we do not take delivery of the contracted products or services. If we can unilaterally terminate the agreement simply by providing a certain number of days’ notice or by paying a termination fee, we have included the termination fee or the amount that would be paid over the notice period. Contracts that can be unilaterally terminated without a penalty are not included. Future purchase obligations primarily include fixed charges under the Amended Omnibus Agreement and the Secondment Agreement Amendment. Our Amended Omnibus Agreement remains in effect between the applicable parties until a change in control of the Partnership. As we are unable to estimate the termination of the omnibus agreement, we have included the fees for each of the five years following December 31, 2015 for the Amended Omnibus Agreement for disclosure purposes in the table above. Total expense under these service agreements was $175 million, $117 million and $56 million for the years ended December 31, 2015, 2014 and 2013, respectively. In addition to these purchase commitments, we also have minimum contractual capital spending commitments for approximately $53 million in 2016.

Indemnification

Under the Amended Omnibus Agreement and the Carson Assets Indemnity Agreement, Tesoro indemnifies us for certain matters, including environmental, title and tax matters associated with the ownership of our assets at or before the closing of the Initial Offering and the subsequent Acquisitions from Tesoro.

Under the Amended Omnibus Agreement, with respect to assets that we acquired from Tesoro, excluding the Los Angeles Terminal Assets and the Los Angeles Logistics Assets, indemnification for unknown environmental and title liabilities is limited to pre-closing conditions identified prior to the earlier of the date that Tesoro no longer controls our general partner or five years after the date of closing. Under the Amended Omnibus Agreement, the aggregate annual deductible for each type of liability (unknown environmental liabilities or title matters) is approximately $1 million, as of December 31, 2015, before we are entitled to indemnification in any calendar year in consideration of the Initial Assets and all subsequent Acquisitions from Tesoro, with the exception of the Los Angeles Terminal Assets Acquisition and the Los Angeles Logistics Assets Acquisition. In addition, with respect to the assets that we acquired from Tesoro, we have agreed to indemnify Tesoro for events and conditions associated with the ownership or operation of our assets that occur after the closing of the Initial Offering, and the subsequent Acquisitions from Tesoro, and for environmental liabilities related to our assets to the extent Tesoro is not required to indemnify us for such liabilities. The indemnification for unknown environmental matters under the Initial Offering expired on April 26, 2016.

Under the Carson Assets Indemnity Agreement, Tesoro retained responsibility for remediation of known environmental liabilities due to the use or operation of the Los Angeles Terminal Assets and the Los Angeles Logistics Assets prior to the acquisition dates, and has indemnified the Partnership for any losses incurred by the Partnership arising out of those remediation obligations. The indemnification for unknown pre-closing remediation liabilities is limited to five years. However, with respect to Terminal 2 at the Long Beach marine terminal, which was included in the Los Angeles Logistics Assets Acquisition, the indemnification for unknown pre-closing remediation liabilities is limited to ten years. Indemnification of the Los Angeles Terminal Assets’ and the Los Angeles Logistics Assets’ environmental liabilities are not subject to a deductible.

Other Contingencies

In the ordinary course of business, we may become party to lawsuits, administrative proceedings and governmental investigations, including environmental, regulatory and other matters. The outcome of these matters cannot always be predicted accurately, but TLLP will accrue liabilities for these matters if the amount is probable and can be reasonably estimated. Contingencies arising after the closing of the Initial Offering from conditions existing before the Initial Offering, and the subsequent Acquisitions from Tesoro that have been identified after the closing of each transaction, will be recorded in accordance with the indemnification terms set forth in the Amended Omnibus Agreement and the Carson Assets Indemnity Agreement. Any contingencies arising from events after the Initial Offering, and the subsequent Acquisitions from Tesoro, will be the responsibility of TLLP.

Environmental Liabilities

Changes in our environmental liabilities for the years ended December 31, 2015 and 2014, were as follows (in millions):

	Tioga Crude Oil Pipeline Release	Other Liabilities	Total
Balance at December 31, 2014	$25	$7	$32
Additions	24	1	25
Expenditures	(22)	(2)	(24)
Balance at December 31, 2015	$27	$6	$33

Tioga, North Dakota Crude Oil Pipeline Release. In September 2013, the Partnership responded to the release of crude oil in a rural field northeast of Tioga, North Dakota (the “Crude Oil Pipeline Release”). The environmental liabilities related to the Crude Oil Pipeline Release include amounts estimated for remediation activities that will be conducted to restore the site for agricultural use. We accrued an additional $24 million during the year ended December 31, 2015 to reflect improved scope definition and estimates, which resulted in an increase in the total estimated cost associated with the project. This incident was covered by our pollution liability insurance policy, subject to a $1 million deductible and a $25 million loss limit in place at that time. Pursuant to this policy, there were no insurance recovery receivables related to the Crude Oil Pipeline Release at December 31, 2015, and $18 million at December 31, 2014. The estimated remediation costs of $66 million exceeded our policy loss limit by $41 million as of December 31, 2015. We received insurance proceeds of $18 million and $7 million in reimbursement of costs incurred during the years ended December 31, 2015 and 2014, respectively.

Costs to comply with a safety order related to the Crude Oil Pipeline Release issued by the Pipeline and Hazardous Materials Safety Administration of the U.S. Department of Transportation (“PHMSA”) are not expected to have a material adverse effect on our liquidity, financial position, or results of operations.

Chevron Diesel Pipeline Release. On March 18, 2013, Chevron detected and responded to the release of diesel fuel (the “Diesel Pipeline Release”) that occurred near Willard, Utah on the Northwest Products System. As a result of this release, a Corrective Action Order (the “CAO”) was issued on March 22, 2013 by PHMSA. Chevron retained financial and operational responsibility to remediate the site of the Diesel Pipeline Release, including the payment of any monetary fines and penalties assessed by any government authority arising from this incident, prior to and subsequent to the date of acquisition until June 19, 2015. On March 6, 2015, PHMSA issued a closure letter indicating that we complied with all the terms of the CAO and that no further action is required. We have recognized $4 million and $6 million in environmental remediation liabilities at December 31, 2015 and 2014, respectively, representing our best estimate of liabilities remaining for all assets acquired from Chevron.

Legal

Questar Gas Company v. QEP Field Services Company. Prior to Rockies Natural Gas Business Acquisition, QEPFS’ former affiliate, Questar Gas Company (“QGC”) and its affiliate Wexpro, filed a complaint on May 1, 2012, asserting claims for breach of contract, breach of implied covenant of good faith and fair dealing, and an accounting and declaratory judgment related to a 1993 gathering agreement (the “1993 Agreement”) executed when the parties were affiliates. Tesoro Logistics has agreed to indemnify QEPFSC for this claim under the acquisition agreement for QEPFS. Under the 1993 Agreement, certain of Tesoro Logistics’ systems provide gathering services to QGC charging an annual gathering rate, which is based on the cost of service calculation. QGC is disputing the annual calculation of the gathering rate, which has been calculated in the same manner since 1998, without objection by QGC. QGC continues to net disputed amounts from its monthly payments of the gathering fees, which were $20 million at December 31, 2015. In December 2014, the trial court granted a partial summary judgment in favor of QGC on the issues of the appropriate methodology for certain of the cost of service calculations. As a result of the summary judgment, the Partnership assumed a $21 million liability for estimated damages in excess of the amount QGC has netted for disputed amounts. Issues regarding other calculations, the amount of damages and certain counterclaims in the litigation remain open pending a trial on the merits. On March 22, 2016, the parties in this dispute entered into a settlement and release agreement resolving all remaining issues and associated counter claims in exchange for TLLP’s payment of $15 million.

XTO Energy Inc. v. QEP Field Services Company. Prior to the Rockies Natural Gas Business Acquisition, XTO filed a complaint against QEPFS on January 30, 2014, asserting claims for breach of contract, breach of implied covenant of good faith and fair dealing, unjust enrichment and an accounting and declaratory judgment related to a 2010 gas processing agreement (the “XTO Agreement”). Tesoro Logistics processes XTO’s natural gas on a firm basis under the XTO Agreement. The XTO Agreement requires Tesoro Logistics to transport, fractionate and market XTO’s natural gas liquids derived from XTO’s processed gas. XTO is seeking monetary damages related to Tesoro Logistics allocation of charges related to XTO’s share of natural gas liquid transportation, fractionation and marketing costs associated with shortfalls in contractual firm processing volumes. On March 29, 2016, the parties entered into a settlement and release agreement related to payments withheld by XTO unrelated to the allocation of charges they are challenging. Under the settlement and release agreement, XTO agreed to pay all historical undisputed charges by April 15, 2016 less the allocated charges they are challenging, $29 million at September 30, 2016, and to thereafter tender all similar undisputed charges timely. On April 15, 2016, XTO remitted a $21 million settlement payment related to all undisputed amounts. While we cannot currently estimate the final amount or timing of the resolution of this matter and the disputed amounts, we believe the outcome will not have a material impact on our liquidity, financial position, or results of operations.

On October 7, 2015, we received an offer to settle a Notice of Violation (“NOV”) from the North Dakota Department of Health (“NDDOH”). The NOV was issued on March 21, 2015, and alleges violations of water pollution regulations as a result of a release of crude oil that occurred near Tioga, North Dakota on our gather and transportation pipeline system in September 2013. While we are currently negotiating a settlement with NDDOH, we cannot currently estimate the timing of the resolution of this matter. The ultimate resolution of this matter will not have a material impact on our liquidity, financial position, or results of operations.

Other than described above, we do not have any other material outstanding lawsuits, administrative proceedings or governmental investigations.